1 4Q23 Update (Nasdaq: BHRB) February 2024 On August 24, 2023, Burke & Herbert Financial Services Corp. (the “Company”) and Summit Financial Group, Inc. ("Summit") (Nasdaq: SMMF) announced the signing of a definitive agreement under which Summit will merge with and into the Company in an all-stock merger of equals. When the merger is completed, the combined organization will create a financial holding company with more than $8 billion in assets and more than 75 branches across Virginia, West Virginia, Maryland, Delaware, and Kentucky, with more than 800 employees serving our communities. Completion of the merger is subject to receipt of all required regulatory approvals, and fulfillment of other customary closing conditions.

2 Cautionary Statement Regarding Forward-Looking Information This communication includes “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of Burke & Herbert regarding the proposed merger, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed merger; the expected cost savings, synergies, returns and other anticipated benefits from the proposed merger; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing, and closing of the proposed merger. Additionally, forward–looking statements speak only as of the date they are made; Burke & Herbert does not assume any duty, and does not undertake, to update such forward–looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Burke & Herbert. Such statements are based upon the current beliefs and expectations of the management of Burke & Herbert and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Burke & Herbert and Summit; the outcome of any legal proceedings that may be instituted against Burke & Herbert or Summit; the possibility that the proposed merger will not close when expected, or at all, because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis, or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger); the ability of Burke & Herbert and Summit to meet expectations regarding the timing, completion, and accounting and tax treatments of the proposed merger; the risk that any announcements relating to the proposed merger could have adverse effects on the market price of the common stock of either or both parties to the proposed merger; the possibility that the anticipated benefits of the proposed merger will not be realized when expected, or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Burke & Herbert and Summit do business; certain restrictions during the pendency of the proposed merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes, or at all and to successfully integrate Summit’s operations and those of Burke & Herbert; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed merger may be lower than expected; Burke & Herbert’s and Summit’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Burke & Herbert’s issuance of additional shares of its capital stock in connection with the proposed merger; effects of the announcement, pendency, or completion of the proposed merger on the ability of Burke & Herbert and Summit to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed merger and other factors that may affect future results of Burke & Herbert and Summit; and the other factors discussed in the “Risk Factors” section of Burke & Herbert’s Registration Statement on Form 10, as amended and as ordered effective by the SEC on April 21, 2023, and in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Burke & Herbert’s Quarterly Report on Form 10–Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, and other reports Burke & Herbert files with the SEC.

3 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp. and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. A proud and flourishing community institution, we are headquartered in Old Town Alexandria, Virginia and have served the banking, borrowing and investing needs of generations of businesses, organization, families and individuals since 1852. Today, we are on a robust and exciting path of growth as we expand into new markets, develop and roll out next-generation digital banking services, and serve increasing numbers of customers. • As a true community bank, we are deeply tied to the people, neighborhoods and institutions where we live and work. Our employees form a diverse, dedicated, close-knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • The Bank was founded by John Woolfolk Burke and Arthur Herbert in 1852 in Old Town Alexandria and is the longest continuously operating bank in the Commonwealth. The Bank’s current Chair, E. Hunt Burke, represents the fifth generation of the Burke family to have a leadership role at the Bank.

4 Key Takeaways • Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company, which has been offering banking services in Northern Virginia since 1852 • We have a seasoned executive management team and an experienced Board of Directors all focused on delivering long-term value for our shareholders • Our recent performance has been solid and we are well-positioned to execute our strategic plan to: - Profitably expand our market share - Transform our digital capabilities - Grow fee-based sources of revenue

5 Executive Team Name Role Years in Banking Years at BHB Prior Institution Experience David Boyle Roy Halyama Joseph Collum Jeffrey Welch Emily Debeniotis Shannon Rowan Kendrick Smith Alexis Santin Greg Mellors Jennifer Schmidt Chair, CEO, President EVP, Chief Financial Officer EVP, Branch & Business Banking EVP, Chief Credit Officer EVP, Human Resources EVP, Wealth Services EVP, Operations EVP, Payments & Digital Strategy EVP, Chief Lending Officer EVP, Enterprise Risk 25+ years 25+ years 25+ years 25+ years 25+ years 25+ years 25+ years 20+ years 25+ years 15+ years 4 years 2 years 25+ years 9 years 25+ years 12 years 3 years 4 years 3 years 8 years PNC Financial Services / National City Bank JP Morgan / PNC Financial Services / Fifth Third Bank All with BHRB TD Bank / Sandy Spring Bank All with BHRB Capital One Financial / Chevy Chase Orrstown Bank / First National Community Bank Eagle Bancorp Wells Fargo Capital One Financial / BP Oil

6 Company Overview • The Bank was founded in 1852, making us the oldest, continuously operating Bank in Virginia • Our primary market area includes Virginia / Maryland / DC with 23 branches throughout Northern Virginia and Richmond • The Bank also offers a full suite of wealth management, trust, and private banking services as well as a digital investing program • As of December 31, 2023, we had 400 employees Overview Financial Performance (1) Non-GAAP measure. All non-GAAP reconciliations are provided in the appendix. 2023 Highlights • On April 26, 2023, the Company’s Common Stock began trading on Nasdaq • On August 24, 2023, the Company announced a merger of equals with Summit Financial Group, Inc. of Moorefield, WV • On December 6, 2023, the Company and Summit Financial Group, Inc. announced that their respective shareholders approved the proposed merger, which remains subject to regulatory approvals and certain other customary closing conditions • Total loans increased to $2.1 billion, an 11% increase from December 31, 2022 • Total deposits remained relatively stable, ending the year at $3 billion • The Company continues to be well-capitalized with a 16.9% Common Equity Tier 1 (CET1) ratio, a 17.9% total capital ratio, and a leverage ratio of 11.3% FY20 FY21 FY22 FY23 Assets 3,425$ 3,622$ 3,563$ 3,618$ Gross Loans, (excluding HFS loans) 1,834 1,745 1,887 2,088 Investments 1,160 1,606 1,372 1,248 Deposits 2,789 2,933 2,920 3,002 Equity 385 390 273 315 Net Interest Income 89,716$ 96,603$ 103,692$ 93,759$ Non-Interest Income 19,004 17,251 17,087 17,952 Total Revenue1 108,720 113,854 120,779 111,711 Non-Interest Expense 67,633 74,414 75,946 86,436 Net Income 26,499 36,165 44,013 22,692 Return on Avg. Assets 0.82 1.02 1.24 0.63 Return on Avg. Equity 7.23 9.35 14.28 8.00 Net Interest Margin1 3.03 2.97 3.19 2.85 Efficiency Ratio 62.21 65.36 62.88 77.37 Loan-to-Deposit Ratio 65.74 59.49 64.62 69.55 Diluted Earnings 3.55$ 4.87$ 5.89$ 3.02$ Cash Dividend 2.00 2.00 2.12 2.12 Tangible Book Value (TBV)1 51.67 52.48 36.82 42.37 TBV (ex. securities AOCI)1 47.79 50.74 54.45 55.57 Balance Sheet Highlights (millions) Income Statement Highlights (thousands) Profitability Metrics (percentage) Per Share Metrics

7 Loan Portfolio as of 4Q23 ($ in 000s) Residential $527,980 Owner-Occupied CRE $131,381 Consumer $2,373 AC&D $49,091 Commercial & Industrial $67,847 Commercial Real Estate $1,309,084 Portfolio $2,087,756 Loan Segment Variable Fixed Commercial Real Estate $ 254,489 $ 1,054,595 Residential 220,086 307,894 Owner-occupied CRE 8,873 122,508 AC&D 43,293 5,798 Commercial & Industrial 21,479 46,368 Consumer 1,059 1,314 $ 549,279 $ 1,538,477 • The commercial real estate portfolio is diversified across asset classes with the majority being within the retail real estate sector • The loan geographic footprint is spread across the greater DC / Maryland / Virginia (DMV) area with minimal office building exposure within Washington D.C. proper and with government-dependent occupancy • In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity • Unused commitments totaled approximately $278.9 million and include 17% of unconditionally cancelable commitments Commercial Real Estate Category in dollars in percentage Retail Real Estate $ 339,783 26% Industrial/Warehouse 213,616 16% Office Bldgs/Condos 187,000 14% Multi-Family 195,380 15% Hotels/Motels 143,771 11% Other 69,129 5% Restaurants & Gas Stations 62,345 5% Self-Storage 59,685 5% Nursing-Assisted Living 38,375 3% $ 1,309,084 100%

8 Security Portfolio as of 4Q23 ($in 000s) U.S Treasury & Agency $179,071 Municipal $463,203 Agency RMBS $42,238 Non-Agency RMBS $266,031 Agency CMBS $34,885 Non-Agency CMBS $177,061 Asset-Backed $77,936 Other $8,014 Portfolio FV $1,248,439 • Portfolio duration is approximately 3.8 years • 72% of unrealized losses have a duration of approximately 5.8 years; remainder less than 3 years • Unrealized losses are the result of the interest rate environment • AOCI accretion is expected to be approximately 6.6% per quarter assuming a stagnant interest rate environment • The current portfolio is held as available-for-sale, and there is no intent to reclassify any part • Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support Category Net Unrealized Losses Amortized Cost WA Yield U.S. Treasury & Agency $ 17,955 $ 197,026 1.36% Municipal 72,026 535,229 2.11% Agency RMBS 4,836 47,074 3.67% Non-Agency RMBS 18,795 284,826 3.67% Agency CMBS 1,266 36,151 5.47% Non-Agency CMBS 6,393 183,454 4.91% Asset-Backed 1,379 79,315 6.35% Other 1,486 9,500 5.13% $ 124,136 $1,372,575 3.11%

9 Funding Sources as of 4Q23 ($ in 000s) Demand (non- interest) $830,320 Demand (interest) $509,645 Money Market & Savings $925,853 Brokered CDs $389,011 Time Deposits & Other $347,052 Deposits $3,001,881 Category Average Rate Demand (non-interest bearing) − % Demand (interest bearing) 0.42% Money Market & Savings 1.64% Brokered Certificate of Deposits 4.57% Time Deposits & Other 2.07% Total Interest-Bearing Deposits 1.86% Total Deposits 1.31% • Loan-to-deposit ratio of 69.6% and loan + security-to-deposit ratio of 111.1% • Brokered deposits represent 13.0% of total deposits • Uninsured deposits totaled $677.3 million, representing 22.6% of total deposit balance • Borrowings totaled $272.0 million with remaining capacity of $987.0 million • Stress tests are performed on liquidity and capital on a quarterly basis in partnership with ALM consultant • We believe we have ample liquidity to withstand significant stress

10 Capital Trends as of 4Q23 16.2% 17.6% 18.0% 16.9% FY20 FY21 FY22 FY23 Common Equity Tier 1 Ratio 16.2% 17.6% 18.0% 16.9% FY20 FY21 FY22 FY23 Tier 1 Capital Ratio 17.5% 18.8% 18.9% 17.9% FY20 FY21 FY22 FY23 Total Capital Ratio 11.3% 10.9% 8.7% 7.9% FY20 FY21 FY22 FY23 Average Equity to Average Assets Capital Management • We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk- adjusted returns over the long-term • Our capital management priorities include - Supporting customers - Funding business investments - Maintaining appropriate capital in light of economic conditions and regulatory expectations - Returning excess capital to shareholders • Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning • Stress scenarios result in capital levels well above well- capitalized levels • Including the impact of the securities portfolio AOCI, our capital ratios as of 4Q23 would be 12.7% (for CET 1 and Tier 1 Capital) and 13.7% (Total Capital) • Capital ratios are for Burke & Herbert Financial Services Corp. for 2023 and 2022. Prior to 2022, they are for Burke & Herbert Bank & Trust Company

11 Asset Quality as of 4Q23 1.78% 1.82% 1.11% 1.21% FY20 FY21 FY22 FY23 Allowance Coverage Ratio 0.22% 0.18% FY20 FY21 FY22 FY23 NCOs / Average Loans 116.0% 121.0% 383.0% 675.8% FY20 FY21 FY22 FY23 Allowance for Credit Losses / NPLs 1.54% 1.50% 0.29% 0.18% FY20 FY21 FY22 FY23 NPLs / Total Loans Credit Management • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision-making processes - Managed through specific policies and processes - Measured and evaluated against our risk appetite and credit concentration limits - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Underwriting guidelines are adjusted to reflect current market conditions • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance

12 Final Burke & Herbert Standalone Thoughts • Burke & Herbert Financial Services Corp. was established in September 2022, as the holding company for Burke & Herbert Bank & Trust Company • Burke & Herbert Bank & Trust Company is a $3.6 billion growth-oriented commercial bank headquartered in Alexandria, Virginia • We have a seasoned executive management team and an experienced Board of Directors, all focused on executing our strategy • We announced a merger with Summit Financial Group, Inc. on August 24, 2023, and on December 6, 2023, we received the approvals of the Company’s and Summit’s stockholders • The closing of the merger remains subject to pending regulatory approvals and certain other customary closing conditions

Burke & Herbert Financial Services Corp. (Nasdaq: BHRB) Merger of Equals with Summit Financial Group, Inc. (Nasdaq: SMMF) Previously Announced on August 24th, 2023 13 All data related to pages 13 – 23 are as of the merger announcement date or otherwise indicated

1 2 3 4 5 Strategically Compelling: Strong pro forma profitability, complementary strengths and enhanced strategic positioning, particularly in Virginia, West Virginia, and Maryland Scale: Creates a ~$8 billion bank with >75 branch locations across an attractive 5-state Mid-Atlantic and Southeast footprint Management Strength: Culturally compatible organizations with combined management depth supportive of growth to $10 billion of assets and beyond Investment in Franchise: >$115 million combined earnings stream and strong capital position provide runway for future investment and growth Balance Sheet Flexibility: >$600 million of marked securities able to be converted to immediate liquidity with no negative capital implications Strategic Rationale 14

Creating a Diversified, High Performing Community Banking Institution BHRB SMMF The combination of BHRB and SMMF creates a high-performing Mid-Atlantic & Southeast community bank with more than 75 branches across VA, WV, MD, DE and KY $8.1bn Assets $5.6bn Gross Loans $6.7bn Deposits Mid-Atlantic & Southeast Franchise With Scale(1) Exceptional Return Metrics >$115mm Est. First Full Year Net Income (4) 1.2 Year TBV Earnback (3) Attractive Deposit Franchise >75 Branches #3 Largest Bank Headquartered in Virginia by Assets(2) Top 10 Deposit Market Share in Both Virginia and West Virginia Peer Leading Performance(3) ~1.4% Est. 2024 ROAA ~22% Est. 2024 ROATCE Source: S&P Global Market Intelligence. Data as of or for most recent quarter available Note: Deposit Market Share (DMS) data as of 6/30/2022 and estimated pro forma for pending or recently completed acquisitions (1) Excludes purchase accounting adjustments (2) Excludes Capital One Financial Corporation (3) Based on internal estimates for BHRB, consensus Street estimates for SMMF, assumed cost savings with 50% phase in 2024 and purchase accounting adjustments; Assumes 1/1/2024 close; Earnback reflects crossover method (4) Assumes fully realized cost savings West Virginia Washington D.C. Delaware Morgantown Bluefield Virginia Lexington Charleston Martinsburg Maryland Kentucky $7.90 Est. First Full Year EPS (4) Richmond Moorefield Huntington Harrisonburg 15

 Served as the President and CEO of BHRB since 2020, prior to which he was the President and COO after joining in 2019  Named Chair of the Board in 2023  Served as EVP and CFO at Orrstown Bank prior to joining BHRB David Boyle Chief Executive Officer  Served as Chief Credit Officer, EVP and Chair of the Loan Committee at BHRB  Previously served as its SVP in the years since joining the Bank in 2014  Has over 40 years of experience working in credit and lending Jeff Welch Chief Credit Officer Combined Leadership: Executive Management Bios  Served as the President and Chief Executive Officer of SMMF since 1994  Served as a member of the Board of Directors since 1993 and as CEO of Summit Community Bank, Inc. since 2013 Charlie Maddy President  Served as EVP and CFO at SMMF  Since joining in 1998, had previously served as the Senior VP and CAO  Has 30+ years of experience; before joining SMMF he worked in public accounting at Arnett Carbis Toothman Rob Tissue EVP of Financial Strategy  Served as EVP of SMMF and President of the subsidiary, Summit Community Bank, Inc. since 2012  Joined SMMF in 2008, prior to which he served as Regional President at United Bank Brad Ritchie Chief Lending Officer  Served as EVP and CRO of SMMF since 2022, and served as EVP and CRO of Summit Community Bank, Inc. since 2023  Joined SMMF in 2016, serving as the Chief Audit Officer Joe Hager Chief Operating Officer  Served as the EVP and CFO of BHRB since joining in 2021  Previously served as the CFO of PNC Capital Finance  Has 30+ years of experience in various other finance related roles Roy Halyama Chief Financial Officer  Served as the Chief Compliance Officer for BHRB since joining in 2014  Previously served as the Principal VP of Compliance until being promoted to SVP in 2021 and then EVP in 2023  Has over 30 years of experience Jennifer Schmidt Chief Risk Officer  Served as Director of Trust & Wealth Management and EVP at BHRB  Previously worked as SVP after joining BHRB in 2011  Served as an area director of financial advisors prior to start at BHRB Shannon Rowan Director of Trust & Wealth Mgmt.  Served as EVP & Chief Human Resources Officer since 2019  Began career at SMMF in 1991 and has overseen HR functions since 1997  Teaches classes at the WV School of Banking, one being Principles of Banking Danyl Freeman EVP & Chief HR Officer 16

(1) Assumes removal of all purchase accounting rate marks (Loans, Securities, AOCI, Leases, Deposits, Subordinated Debt and Preferred Equity) (2) Shown for illustrative purposes; Contemplates potential new FASB accounting implementation (3) Tangible book value earnback calculated using the crossover method Pro Forma Financial Impact Earnings Impact TBV Impact Pro Forma Capital GAAP Financial Results Financial Results Excluding AOCI and Rate Marks (1) 71% 2024E EPS Accretion 92% 2025E EPS Accretion GAAP Financial Results Excluding CECL Day-2 Double Count (2) 12.7% Dilution at Close 1.2 Year Earnback(3) 6.4% TCE / TA 8.1% Leverage Ratio 10.4% CET1 Ratio 12.5% TRBC Ratio 30% 2024E EPS Accretion 49% 2025E EPS Accretion 4.1% Accretion at Close 7.5% TCE / TA 9.3% Leverage Ratio 11.9% CET1 Ratio 14.4% TRBC Ratio 63% 2024E EPS Accretion 86% 2025E EPS Accretion 10.5% Dilution at Close 1.1 Year Earnback(3) 6.6% TCE / TA 8.3% Leverage Ratio 10.7% CET1 Ratio 12.5% TRBC Ratio 17

 Population: 137k  Pop. CAGR: 0.70%   Proj. Pop. CAGR: 0.57%   Median HHI: $70k  Proj. Median HHI: $81k PF Deposits: $100mm PF DMS: 2.83% Harrisonburg, VA Combined Footprint Key Combined Markets of Operation Eastern Shore of MD (2)  Population: 70k  Pop. CAGR: 0.24%  Median HHI: $75k   Proj. Median HHI: $81k PF Deposits: $198mm PF DMS: 7.60% Charleston, WV  Population: 252k  Median HHI: $52k  Proj. Median HHI: $60k PF Deposits: $270mm PF DMS: 3.42% Source: S&P Global Market Intelligence. Pro forma combined deposit balances exclude purchase accounting adjustments. Deposit market share (DMS) data is as of 6/30/2022 and is pro forma for pending or recently completed acquisitions. Current population and HHI metrics are for the year 2023. Population CAGR is based on 2010 through 2023; Projected population and HHI CAGRs are based on 2023 actual through 2028 projected (1) U.S. National Benchmark defined as the median for HHI metrics and as the growth rate pertaining to the total U.S. population for population CAGR metrics; U.S. population CAGR is 0.62%; U.S. projected population CAGR is 0.42%; U.S. median HHI is $74k; U.S. projected HHI is $83k (2) Eastern Shore of MD is made up of the Easton, MD and Cambridge, MD MSAs; Median HHI calculated using a weighted average based on pro forma deposits Hagerstown-Martinsburg, MD-WV  Population: 302k  Pop. CAGR: 0.88%   Proj. Pop. CAGR: 0.70%   Median HHI: $68k  Proj. Median HHI: $74k PF Deposits: $176mm PF DMS: 3.13% PF Deposits: $3.2bn PF DMS: 1.07%  Population: 6.44mm  Pop. CAGR: 1.01%   Proj. Pop. CAGR: 0.54%   Median HHI: $118k   Proj. Median HHI: $132k  Greater Washington D.C. Indicates higher than U.S. National Average (1)  Lexington-Fayette, KY  Population: 523k  Pop. CAGR: 0.79%   Proj. Pop. CAGR: 0.52%   Proj. Median HHI: $77k PF Deposits: $88mm PF DMS: 0.54%  Population: 147k  Pop. CAGR: 1.04%   Proj. Pop. CAGR: 0.95%   Median HHI: $82k   Proj. Median HHI: $93k  Winchester, VA-WV PF Deposits: $148mm PF DMS: 3.63% Huntington-Ashland, WV-KY-OH  Population: 354k  Median HHI: $54k  Proj. Median HHI: $59k PF Deposits: $135mm PF DMS: 1.77% Salisbury, MD-DE  Population: 436k  Pop. CAGR: 1.19%   Proj. Pop. CAGR: 1.03%   Median HHI: $68k  Proj. Median HHI: $74k PF Deposits: $35mm PF DMS: 0.30% Fastest Growing Metro in VA Horse Capital of the World Capital of the U.S. Capital of West Virginia 18

Construction 4.6% Residential R.E. 23.6% Owner Occupied CRE 6.2% Non-Owner Occupied CRE 59.9% Commercial & Industrial 3.0% Consumer & Other 2.7% Source: S&P Global Market Intelligence. Loan data per consolidated regulatory filings as of 6/30/2023. Pro forma BHRB / SMMF loan balances exclude purchase accounting adjustments. Loan balances may not add to 100% due to rounding Note: Yield on Loans, Loan / Deposit ratio, Cycle Beta and Floating Rate data per GAAP filings as of 6/30/2023 (1) Represents the difference between Q4 ’2021 and Q2 ’2023 in the indicated yield or cost metric divided by 5.16%, or the change in the federal funds rate between 12/15/2021 and 6/30/2023 (2) Commercial real estate loans as defined in the regulatory agencies guidance on commercial real estate (CRE) as a percent of total risk-based capital Construction 9.4% Residential R.E. 19.3% Owner Occupied CRE 11.5% Non-Owner Occupied CRE 44.0% Commercial & Industrial 9.4% Consumer & Other 6.4% Construction 12.0% Residential R.E. 16.9% Owner Occupied CRE 14.4% Non-Owner Occupied CRE 35.1% Commercial & Industrial 13.0% Consumer & Other 8.5% Diversified Pro Forma Loan Composition Yield on Loans: 5.13% Loans / Deposits: 66.7% Cycle Beta: 22.2%(1) Floating Rate: 26.4% Reg. CRE Concentration: 292%(2) Yield on Loans: 6.20% Loans / Deposits: 95.1% Cycle Beta: 37.1%(1) Floating Rate: 30.3% Reg. CRE Concentration: 308%(2) Yield on Loans: 5.82% Loans / Deposits: 82.4% Weighted Cycle Beta: 31.7%(1) Weighted Floating Rate: 28.9% $2.0bn $3.6bn $5.6bn BHRB SMMF Pro Forma 19

Demand Deposits 18.2% NOW & Other Trans. Accts 21.7% MMDA & Other Savings 46.2% Retail Time Deposits 8.3% Jumbo Time Deposits 5.6% Demand Deposits 23.1% NOW & Other Trans. Accts 20.0% MMDA & Other Savings 39.8% Retail Time Deposits 12.1% Jumbo Time Deposits 5.0% Demand Deposits 29.2% NOW & Other Trans. Accts 17.8% MMDA & Other Savings 32.0% Retail Time Deposits 16.9% Jumbo Time Deposits 4.2% Source: S&P Global Market Intelligence; Deposit data per consolidated regulatory filings as of 6/30/2023. Pro forma BHRB / SMMF deposit balances exclude purchase accounting adjustments. Deposit balances may not add to 100% due to rounding Note: Cost of Deposits, Cycle Beta and Brokered Deposit data per GAAP filings; Uninsured Deposit data per regulatory filings as of 6/30/2023. Retail Time Deposits < $100k and Jumbo Time Deposits >$100k (1) Represents the difference between Q4 ’2021 and Q2 ’2023 in the indicated yield or cost metric divided by 5.16%, or the change in the federal funds rate between 12/15/2021 and 6/30/2023 (2) Estimated uninsured deposit data as of 6/30/2023 Pro Forma Deposit Composition Cost of Deposits: 1.33% Cycle Beta: 25.8%(1) % Uninsured: 22.7%(2) Brokered Deposits: 12.9% Cost of Deposits: 1.92% Cycle Beta: 34.3%(1) % Uninsured: 31.8%(2) Brokered Deposits: 1.5% Cost of Deposits: 1.66% Weighted Cycle Beta: 30.5%(1) % Uninsured: 27.7%(2) Brokered Deposits: 6.6% BHRB SMMF Pro Forma $3.0bn $3.7bn $6.7bn 20

Pro Forma Net Income Reconciliation Pro Forma Earnings Reconciliation Earnings Buildup ($mm) 2024E Dollars in millions, except per share data Pro Forma Combined Net Income to Common (1) 86.2 After - Tax Transaction Adjustments Cost Savings - Fully Realized 14.6 Opportunity Cost of Cash (1.8) Benefit of Trust Preferred Redemption (2) 0.4 Accretion of HTM Interest Rate Mark and AOCI 8.1 Accretion of Other Interest Rate Marks 18.2 Accretion of Non-PCD Credit Mark 5.1 Core Deposit Amortization from Transaction (12.7) Pro Forma Net Income to Common 118.1$ Pro Forma Average Diluted Shares 14.9 Price / PF EPS Pro Forma EPS - Incl. Rate Accretion $7.90 6.3x (3) $86.2 $21.3 $23.3 ($12.7) $118.1 Combined Net Income to Common Cost Savings, Securities Related Accretion & BS Repositioning Other Accretion & Rate Mark Related Adjustments CDI Impacts Pro Forma Net Income (4) Source: S&P Global Market Intelligence, FactSet Research Systems (1) Based on internal company estimates for BHRB and consensus 2024 estimates for SMMF, as adjusted for loss of income from interest rate derivative positions (2) Assumes redemption of SMMF’s $19.6mm Trust Preferred at close (3) Based on BHRB’s market price of $49.98 as of 8/23/2023 (4) Includes cost savings, opportunity cost of cash, benefit of trust preferred redemption and accretion of HTM securities interest rate mark and AOCI (5) Includes accretion of interest rate marks on loans, leases, time deposits and subordinated debt and non-PCD credit mark (5) 21

(1) Based on BHRB’s market price of $49.98 as of 8/23/2023 Transaction Overview Merger Structure  Merger of Equals  Accounting and Legal Acquirer: Summit Financial Group, Inc. (SMMF) merges into Burke and Herbert Financial Services Corp. (BHRB), with BHRB surviving as the bank holding company and deemed to be the acquiring entity  Bank Merger: Summit Community Bank, Inc. merges into Burke & Herbert Bank & Trust Company, with Burke & Herbert Bank & Trust Company surviving as the bank charter Ownership  Approximately 50% BHRB / 50% SMMF Structure & Exchange Ratio  100% stock consideration  0.5043x of a BHRB share for each SMMF share; Implied price per share $25.20 (1)  Aggregate transaction value of $371.5mm (1) Senior Executives  Chair & CEO Holding Company: David Boyle (BHRB)  President: Charlie Maddy (SMMF)  Chief Financial Officer: Roy Halyama (BHRB)  EVP of Financial Strategy: Rob Tissue (SMMF)  Chief Credit Officer: Jeff Welch (BHRB)  Chief Operating Officer: Joe Hager (SMMF) Board Composition  16 directors, comprised of eight from each of BHRB and SMMF  Vice Chair: Oscar Bean from SMMF Brand & Headquarters  Burke & Herbert Bank & Trust  Headquarters: Alexandria, VA  Major operations center: Moorefield, WV Timing & Approvals  Anticipated closing in Q1 2024  Subject to BHRB and SMMF shareholder approvals and required regulatory approvals 22

Key Assumptions Earnings Assumptions  BHRB’s earnings per internal company estimates  SMMF’s earnings per Street consensus estimates, as adjusted for lost income from interest rate derivative positions Merger Costs  One-time merger expenses of approximately $45.5 million after-tax Synergies  Cost savings of approximately 11% of combined noninterest expense — Phased in 50% in 2024 and 100% thereafter Loan Credit Marks  Gross credit mark: $40.5 million — Non-PCD loan credit mark: $16.6 million, accreted back into earnings over 4 years sum of the years digits — PCD loan credit mark: $24.0 million — Day-2 CECL reserve equal to $16.6 million AOCI  After-tax negative AOCI of approximately $35.0 million is accreted back into earnings straight-line over 5 years Other Purchase Accounting Marks (pre-tax)  Loan portfolio write-down of $122.3 million accreted straight-line over 3.5 years (mark is net of remaining marks from SMMF’s PSB Holding Corp. acquisition)  HTM securities portfolio write-down of $8.1 million accreted straight-line over 6 years  Favorable lease write-up of $1.2 million amortized sum of the years digits over 5 years  Deposit portfolio (time deposits) write-down of $15.3 million accreted sum of the years digits over 3 years (mark is net of remaining marks from SMMF’s PSB Holding Corp. acquisition)  Subordinated debt write-down of $24.2 million amortized straight-line over 7.5 years  Preferred equity fair value discount of $5.6 million Other Assumptions  $66.0 million core deposit intangible amortized sum of the years digits over 7 years  Assumes redemption of SMMF Trust preferred at close  Pre-tax cost of cash of 5.25%  Assumes marginal tax rate of 23.0% 23

24 Appendix: Notes on Non-GAAP Financial Measures Total Revenue: Total revenue is a non-GAAP measure and is derived from total interest income less total interest expense plus total non-interest income. We believe that total revenue is a useful tool to determine how the Company is managing its business and demonstrates how stable our revenue sources are from period to period. Total Revenue (thousands) December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 Net Interest Income $ 89,716 $ 96,603 $ 103,692 $ 93,759 Add: Total Non-interest Income 19,004 17,251 17,087 17,952 Total Revenue (non-GAAP) $ 108,720 $ 113,854 $ 120,779 $ 111,711

25 Appendix: Notes on Non-GAAP Financial Measures Net Interest Margin: The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use net interest income on a fully taxable-equivalent (FTE) basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. FTE net interest income is calculated by adding the tax benefit on certain financial interest earning assets, whose interest is tax-exempt, to total interest income then subtracting total interest expense. Management believes FTE net interest income is a standard practice in the banking industry, and when net interest income is adjusted on an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income and this adjustment is not permitted under GAAP. FTE net interest income is only used for calculating FTE net interest margin, which is calculated by annualizing FTE net interest income and then dividing by the average earning assets. The tax-rate used for this adjustment is 21%. Net interest income shown elsewhere in this presentation is GAAP net interest income. Tax-Equivalent Net Interest Income (thousands) December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 Interest Income – Loans $ 78,262 $ 73,170 $ 73,640 $ 101,800 Interest Income – Securities (taxable) 13,288 17,537 29,616 37,179 Interest Income – Securities (tax-exempt) 8,737 9,907 8,940 5,615 Interest Income – Other 710 206 437 2,302 Interest Expense – Deposits 9,696 2,746 3,742 39,195 Interest Expense – Borrowed Funds 1,579 1,432 5,136 13,856 Interest Expense – Other 6 39 63 86 Total Net Interest Income $ 89,716 $ 96,603 $ 103,692 $ 93,759 Add: Tax benefit on Interest Income – Securities (tax-exempt) 2,322 2,634 2,375 1,493 Total Tax-Equivalent Net Interest Income (non-GAAP) $ 92,038 $ 99,237 $ 106,067 $ 95,252 Average earning assets $ 3,042,533 $ 3,341,443 $ 3,327,272 $ 3,345,347 Net interest Margin (percentage) (non-GAAP) 3.03 2.97 3.19 2.85

26 Appendix: Notes on Non-GAAP Financial Measures Tangible Book Value per share (TBVPS) & TBVPS (excluding Securities AOCI): TBVPS represents the Company’s tangible common equity at period-end divided by common shares at period-end. Currently, there are no adjustments from common equity to determine tangible common equity for the periods presented. TBVPS (excluding Securities AOCI) is tangible common equity defined above less tax-effected accumulated securities other comprehensive income. Tangible book value per common share (thousands, except share data) December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 Total shareholders’ equity $ 384,877 $ 389,627 $ 273,453 $ 314,750 Less: Adjustments ̶ ̶ ̶ ̶ Tangible common equity (non-GAAP) $ 384,877 $ 389,627 $ 273,453 $ 314,750 Less: Securities AOCI 28,905 12,975 (130,875) (98,068) TCE less Securities AOCI (non-GAAP) $ 355,972 $ 376,652 $ 404,328 $ 412,818 Ending common shares outstanding 7,448,080 7,423,760 7,425,760 7,428,710 Tangible book value per share (TBVPS) $ 51.67 $ 52.48 $ 36.82 $ 42.37 TBVPS less Securities AOCI $ 47.79 $ 50.74 $ 54.45 $ 55.57